Analyst & Investor Day
January 28, 2010
Specialty Pharmaceuticals for
Women’s Healthcare Needs

 Except for historical information contained herein, certain statements of Columbia Laboratories,
 Inc.’s expectations made in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
 Act of 1934. Such forward-looking statements involve certain risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of Columbia
 Laboratories and its management team. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® 8% (progesterone gel) and STRIANT® (testosterone buccal system) in the U.S.; the successful marketing of CRINONE 8% by Merck Serono; the timely and
 Successful completion of clinical studies, including the Phase III study of PROCHIEVE 8% to reduce the risk of preterm birth in women with a short cervix in mid-pregnancy; success in obtaining acceptance and approval of new products and indications for current products by the FDA and international regulatory agencies; the timely and successful development of products, including PROCHIEVE 8%
 in short cervix patients; the impact of competitive products and pricing; our ability to obtain financing in order to fund our operations and repay our debt as it becomes due; the timely and successful negotiation of partnerships or other transactions; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions;
 and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the Securities and Exchange Commission. Columbia Laboratories undertakes no obligation to publicly update any forward-looking statements.
Under The Private Securities Litigation Reform Act Of 1995

 Columbia Laboratories
 Frank Condella
 Interim Chief Executive Officer

 } Introduction
 } The Current Market for Crinone: Infertility
 ◦ Crinone is the Patient-Friendly Alternative
 } Ongoing Crinone Development:
 Preventing the Tragedy of Preterm Birth
 ◦ Changing the Practice of Medicine
 } Life Cycle Management & IP
 } Financial Update
 } The Plan Going Forward
 } Q&A

 Crinone: The Patient-
 Friendly Progesterone
 in Infertility
 Frank Condella
 Interim CEO

 } Elena Yanushpolsky MD
 ◦ Asst. Professor - Harvard Medical School
 } Brian Berger MD
 ◦ Asst. Clinical Professor - Harvard Medical School
 } David Keefe MD
 ◦ Professor and Chairman - NYU Medical Center
 } Kaylen Silverberg MD
 ◦ Medical Director - Texas Fertility Center
 } Tina Straseske - Patient

 } Crinone 8% vaginal progesterone
 ◦ The only once-daily vaginal progesterone
 ◦ As effective as progesterone intramuscular injections
 ◦ The only vaginal progesterone approved for donor
 and frozen cycles
 ◦ The only vaginal progesterone with demonstrated
 efficacy in women age 35 and over
 ◦ Better tolerated than intramuscular injections

 } Infertility
 ◦ the inability to conceive after one year of
 unprotected intercourse (6 months if the woman is
 over age 35)
 } Affects
 ◦ about 5.3 million Americans,
 ◦ 9% of the reproductive age population
 } Treatment
 ◦ 85-90% drug therapy or surgery
 ◦ <3% IVF

 • At 30, a healthy
 woman has about a
 20% chance per month
 of conceiving.
 • By the time a woman
 reaches 40, her
 chances drop to about
 5% per month.

$300+ Million Total Market Opportunity
$160+ million
market potential
Infertility Business
$140+ million
market potential
2 weeks x $83 per week =
$166 per patient
10 weeks x $83 per week =
$830 per patient
Fertility Assistance
(1.0 million cycles)
Pregnancy Support
22% success rate

Strengths
 } Vaginal Delivery System vs IM
 } Once daily delivery vs other vaginal options
 } Strong/Superior clinical data profile
 } Bioadhesive gel format - continuous progesterone
 delivery

 } Fertility Centers of Illinois
 } University of Pennsylvania
 } Atlanta Center for
 Reproductive Medicine
 } Reproductive Biology
 Associates
 } Reproductive
 Endocrinology Associates
 of Charlotte
 } CNY Fertility Center
 } Conceptions Reproductive
 Associates
 } Fertility Centers of Las
 Vegas
 } Brigham & Women’s
 } Boston IVF
 } Cleveland Clinic Fertility
 Center
 } Huntington Reproductive
 Center
 } Texas Fertility Center
 } NYU School of Medicine
 } Yale University IVF
 } Duke Fertility Center
 } Cooper Institute for
 Reproductive Hormonal
 Disorders

Assistant Professor of Obstetrics,
Gynecology and Reproductive Biology,
Harvard Medical School, Waltham,
Massachusetts

Progesterone For
The 21st Century
Brian M. Berger, MD
Assistant Clinical Professor
Boston IVF/Harvard Medical School

Progesterone Therapy:
Supplementation Versus Replacement
Progesterone can be administered for two indications:
 1. Supplementation - patient is given progesterone to
 supplement her own progesterone production (which
 is reduced due to fertility treatment)
 – Examples: medicated fertility cycles; in vitro
 fertilization or “test-tube” baby (IVF)
 2. Replacement - fertility treatment in which patient
 does not make any progesterone; i.e.100% of
 progesterone is external
 – Examples: Donor Egg IVF (eggs from donor are
 used to create embryos/pregnancy); frozen
 embryo transfers (FET) - frozen embryos are
 thawed and placed in the womb

 1. Donor Egg IVF
 2. Frozen Embryo Transfers
Crinone 8% For Progesterone Replacement:
Updating the Evidence

Pregnancy Outcomes in Recipients of Donor Oocytes:
Crinone 8% (progesterone gel) vs IM Progesterone
Berger B, Phillips JA. Presented at: 56th Annual Meeting of the Pacific Coast Reproductive Society; April 11-13, 2008; Rancho
Mirage, California.
Objective	Compare the efficacy of Crinone 8% with IM progesterone for luteal support in women undergoing donor oocyte cycles
Trial design	Retrospective data analysis January 2002 through December 2006
No. of patients	225 recipients of oocytes from anonymous donors (<32 years old)
Dosing	Crinone (90 mg; BID n=105) IM progesterone (50 mg; QD n=120)

Results
P=NS
®
Berger B, Phillips JA. Presented at: 56th Annual Meeting of the Pacific Coast Reproductive Society; April 11-13, 2008; Rancho
Mirage, California.

A Retrospective Analysis of Pregnancy Outcomes in Recipients of
FET From Donated Oocytes at a Large ART Center
Objective	To compare pregnancy outcomes between IM vs vaginal progesterone support regimens in recipients of FET
Trial design	Retrospective analysis
Timeframe	January 2002 through December 2006
No. of patients	279 patients receiving FET
Dosing	IM progesterone (50 mg QD) n=71 Crinone® 8% (progesterone gel) (90 mg BID) n=208
Berger B, Philips JA. 64th Annual Meeting of the American Society for Reproductive Medicine;
November 8-12, 2008; San Francisco, California.

Comparable Pregnancy and Delivery
Outcomes
Berger B, Philips JA. 64th Annual Meeting of the American Society for Reproductive
Medicine; November 8-12, 2008; San Francisco, California.

Endometrin: The Ferring Trial Examined
• Ferring Pharmaceuticals released Endometrin
 100 mg Vaginal Tablets for progesterone
 supplementation in June, 2007.
• They then published the results of largest
 prospective fertility trial ever
 – Compared Endometrin to Crinone (the “Gold
 Standard”) in October, 2007.

Ongoing Pregnancy Rate
Ongoing Pregnancy Rate
1. Doody K et al. Fertil Steril. 2008; DOI 10.1016 / j.fertnstert.2008.01.069 [epub ahead of print].
2. Endometrin Package Insert
0
20
30
40
50
10
Crinone® 8%
(90 mg progesterone
Gel QD) (n=403)
Endometrin®
(100 mg BID)
(n=404)
Endometrin®
(100 mg TID)
(n=404)
42.2%
38.6%
42.3%
[-10.3, 3.2]
[-6.7, 6.9]
Non-inferiority lower limit for the 95% CI was -10%2

Ongoing Pregnancy: Women ≥ 35
Ongoing Pregnancy: Women ≥ 35
1. Doody K et al. Fertil Steril. 2008; DOI 10.1016 / j.fertnstert.2008.01.069 [epub ahead of print].
2. Endometrin Package Insert
0
20
30
40
50
10
Crinone® 8%
(90 mg progesterone
gel QD)
Endometrin®
(100 mg BID)
Endometrin®
(100 mg TID)
38.7%
N=160
28%
N=157
34%
N=157
[-20.3, 0.3]
[-14.9, 6.3]
Non-inferiority lower limit for the 95% CI was -10%2

Crinone vs. Progesterone Capsules
vs. Progesterone in Oil
Berger BM, et al. Fertility and Sterility, September 2009 (Vol. 92, Issue 3, Page
S23)

Background
• Progesterone can be administered orally, vaginally, or by IM injections
• The Endometrin Trial compared Crinone 8% to Endometrin
 Tablets BID/TID only1
• There have been no data comparing Crinone with either
 intramuscular progesterone in oil (PIO) or vaginal
 micronized progesterone 200 mg in capsular form (PC) in
 patients > age 35 undergoing IVF
1Kevin J. Doody, et al. Fertility and Sterility, April 2009 (Vol. 91, Issue 4, Pages 1012-1017)

Crinone vs. Progesterone Capsules vs.
Progesterone in Oil
• We performed a retrospective analysis on the efficacy of
 three progesterone preparations in 1525 women > age 35
 undergoing IVF-ET:
 1. Vaginal gel containing 90 mg micronized progesterone
 in a polycarbophil base (PG) administered once daily
 2. Vaginal micronized progesterone 200 mg in capsular
 form (PC) administered three times daily
 3. Intramuscular progesterone 50 mg in oil (PIO) given
 once daily
Berger BM, et al. Fertility and Sterility, September 2009 (Vol. 92, Issue 3, Page S23)

Clinical Results
p=ns

Summary
1. Crinone® 8% (progesterone gel) is the only once-daily
 FDA-approved progesterone for ART
 ➢ Novel bioadhesive vaginal preparation allows for
 steady release of progesterone throughout the day
2. Progesterone is delivered locally to the endometrium
 ➢ Targeted delivery allows for high endometrial
 concentrations while systemic levels remain low
3. Crinone has comparable efficacy to IM progesterone in
 patients < 35 and ≥ 35 years old
4. Patients prefer Crinone

Kaplan Professor & Chair
NYU Langone Medical Center
Crinone Vaginal Dosing is Patient Friendly

Kaylen Silverberg, M.D.
Medical Director
Texas Fertility Centers, LLP

 ¨ Critical for successful implantation
 ¨ Natural Cycles: Rarely needed
 ¨ Clomiphene Cycles: Rarely used
 ¡ Limited data, other studies underway
 ¨ COH/IUI: Growing use
 ¡ 2009 Prospective, randomized study driving
 adoption
 ¨ IVF: Standard of care
 ¨ FET, Donor Oocyte: Standard of care

 ¨ Intramuscular
 ¡ Old standard; compounded; painful; inconvenient;
 no self administration
 ¨ Vaginal suppositories
 ¡ Compounded; inconvenient; messy; inconsistent
 delivery
 ¨ Vaginal capsules
 ¡ BID/TID administration; messy; discharge
 ¨ Vaginal tablets
 ¡ BID/TID administration; fizz; residue/discharge
 ¨ Crinone

 ¨ IVF
 ¡ Multiple studies demonstrating equal to superior
 efficacy
 ¨ FET
 ¡ 2-3 studies demonstrating equal efficacy
 ¨ Donor
 ¡ 2 studies demonstrating equal to superior efficacy
 ¨ COH/IUI
 ¡ New study demonstrating doubling (18-36%) of live
 birth rate

 ¨ Crinone vs:
 ¡ IM: 84:16%
 ¡ Suppository: 87:13%
 ¡ Capsules: 85:15%

 ¨ Initial poor experience in small Serono
 sponsored trial
 ¡ Old formulation, applicator
 ¨ A large prospective, randomized trial
 ¡ Higher pregnancy rates with Crinone
 ¨ Data driven decisions
 ¨ Patient Preference
 ¨ Internal Study
 ¨ Dynamics of TFC transition

 ¨ ART volume down 15-20% 2009:2008
 ¨ Volumes should resume upward trend with
 rebounding economy
 ¨ Crinone opportunities:
 ¡ ART: Increase market share
 ¡ Gonadotropin/IUI: Lead drive for P4 adoption
 ú Existing data
 ¡ Clomiphene: Lead drive for P4 adoption
 ú Data needed
 ¡ Broader indications:
 ú Progesterone withdrawal (GYN), HRT
 ú OB indications

 Tina Straseske
 The Patient Perspective

 } Crinone 8% vaginal progesterone
 ◦ The only once-daily vaginal progesterone
 ◦ As effective as progesterone intramuscular injections
 ◦ The only vaginal progesterone approved for Donor
 and Frozen cycles
 ◦ The only vaginal progesterone with demonstrated
 efficacy in women age 35 and over
 ◦ Better tolerated than intramuscular injections

 Preventing the Tragedy of
 Preterm Birth by Changing
 the Practice of Medicine
 George W. Creasy MD FACOG
 Vice President
 Clinical Research & Development

 } Sonia Hassan MD -
 ◦ Associate Professor OB GYN - Wayne State University
 ◦ Director of Research - Perinatology Research Branch,
 NIH
 } Michael Ross MD -
 ◦ Professor and Chair OB GYN - Harbor UCLA
 } Lee Shulman MD -
 ◦ Professor of OB GYN - Northwestern University
 ◦ Chief of Reproductive Genetics

 } A Short Cervix is the Most Powerful Predictor of Preterm
 Birth
 } Cervical Length Should be Measured in All Women in Mid-
 Pregnancy
 } Progesterone is the Most Promising Treatment to Improve
 Infant Outcomes in Women with a Short Cervix
 } The Prematurity Rate is Increasing
 } The Consequences of Prematurity are Severe
 } Effective Treatments Will have a Huge Economic Impact

Iams et al. NEJM 1996
• 2915 patients screened
• 24 week TVU
• Multiple studies confirm this
association of CL and PTB
• At least 25% of pregnant
women are at risk for PTB
due to Short Cervical Length
Iams JD et al. N Engl J Med. 1996;334(9):567-572.

progesterone
placebo
33 investigators
n=116 (58 Prochieve, 58 Placebo)
As Cervical Length Decreases, The Benefit Of
Treatment Increases
Baseline Cervical Length ≤ 3.0 cm
Baseline Cervical Length < 2.8 cm
progesterone
placebo
22 Investigators
N=46 (19 Prochieve, 27 Placebo)
Fishers Exact Test
at <32 weeks*:
(p = 0.014)
At ≤ 32 Weeks No Preterm Births Were Seen With Prochieve® Vs. 29.6% On Placebo
The Kaplan-Meier method was
used for calculation; (Wilcoxon
P = 0.043).
DeFranco et al, Ultrasound Obstet Gynecol 2007; 30: 697-705

p=0.026
p=0.05
p=0.013
DeFranco et al, Ultrasound Obstet Gynecol 2007; 30: 697-705

 } Ongoing Phase III Study
 ◦ Double blind, placebo controlled
 ◦ 450 women with cervical length between 1.0 -
 2.0 cm
 ◦ ~ 40 centers (domestic & international)
 ◦ Primary endpoint: a reduction in preterm births ≤
 32 6/7 weeks vs. placebo
 ◦ Improved infant outcomes important secondary
 endpoint
 } NIH
 ◦ Validated the science and design of trial

The Risk of Preterm Birth in
Patients with a Sonographic
Short Cervix
Sonia S. Hassan, M.D.
Perinatology Research Branch, NICHD, NIH, DHHS, Bethesda, Maryland
Wayne State University, Department of Obstetrics and Gynecology, Detroit,
Michigan

Internal
Cx Os
External
Cx Os
Canal Length
Funnel
Length
Canal
Length

A short cervix is the most
powerful predictor of
spontaneous preterm
birth
Anderson et al, 1990
Kushnir et al, 1990
Okitsu et al, 1992
Iams et al, 1994, 1995,1996
Hasegawa et al, 1996
Berghella et al 1997
Goldenberg et al, 1998
Guzman et al, 1998
Heath et al, 1998
Taipale et al, 1998
Watson et al, 1999
Andrews et al 2000
Hibbard et al, 2000
Hassan et al, 2000
To et al, 2001
Owen et al, 2001
Durnwald et al 2005
Matijevic et al 2006
Celik et al 2008

Risk for Spontaneous Delivery at <32 Weeks According to
Cervical Length at 23 Weeks of Gestation
Heath VCF et al. Ultrasound Obstet Gynecol 1998;12:301-3.
0
10
20
30
40
50
60
70
Cervical length (mm)
0
20
40
60
80
100
0
1
2
2
0
4
0
6
0
8
0
0
0
.
1
0
.
2
0
.
3
0
.
4
0
.
5
Iams et al NEJM 1996;334:567-72.
Cervical length (mm)
Anderson et al. AJOG;2990:163-859
Hassan S, ,et al. AJOG 2000;182:1458
Cervical length (mm)

What is a
What is a
“short cervix?”
“short cervix?”

Cervical length (mm)	% <32 wks	% <36 wks
< 10	50	61
< 15	48	64
< 20	41	61
< 25	32	50
< 30	9.6	19
< 40	4	11
Frequency of Preterm Delivery According
To Sonographic Cervical Length
Hassan S, Romero R, Berry S,et al. AJOG 2000;182:1458

• To assess the risk of preterm delivery:
 - Calculate the exact probability

• To intervene:
 - Low-risk with <15 mm Cx (50% PTB)
 - High-risk with <25 mm Cx (50 - 70% PTB)
Why Measure Cervical Length
Why Measure Cervical Length

Summary
Summary
• Cervical length is the most powerful predictor of
 preterm birth
• Risk is function of length and obstetrical history
 • many women do not deliver preterm
 • a short cervix is not a ripened cervix
• Standardization and certification of the transvaginal
 sonographic evaluation of the cervix in trials and
 practice is needed
• An effective treatment for a short cervix has not
 been proven

Randomized Clinical Trial
of vaginal progesterone in
women with a short cervix

Multi-Center Trial

Co-sponsors: Columbia Laboratories and
the Perinatology Research Branch,
Intramural Division, NICHD, NIH

• The Effect of Vaginal Progesterone Administration in
 the Prevention of Preterm Birth in Women with a
 Short Cervix
• The NIH network has 9 sites worldwide
• Wayne State University is one of the highest
 enrolling sites in the trial
Columbia / NIH Collaboration

The Effect of Vaginal Progesterone Administration in the
Prevention of Preterm Birth in Women with a Short Cervix
1. 19 - 23 6/7 weeks gestation
2. Cervical length: 10 - 20 mm
3. Vaginal bioadhesive gel vs. placebo
4. Endpoint: preterm delivery at 32 6/7 weeks or less
5. Part of United States Food and Drug Administration
 application
6. Co-sponsors: Perinatology Research Branch and
 Columbia Laboratories

Detroit
PRB/NIH Collaborative
Network
Italy
New York
Chile
Israel
Pontiac
Grand
Rapids

Measuring
Cervical Length to
Prevent Preterm
Birth
Michael G. Ross, MD, MPH
Harbor-UCLA Medical Ctr
Los Angeles CA
Cervilenz Inc,
Founder and Medical
Director

Cervical Length Measurement
• Short Cervix Diagnosis:
 – Gold Standard: transvaginal ultrasound (TVU)
• Cervical Length Screening:
 – Proposed Screens every 2 weeks from 16-24 weeks
 – TVU costly, logistical challenge
 – Need for low cost screening method
NICHD, National Institute of Child Health and Human Development.
1. Grimes-Dennis J, Berghella V. Curr Opin Obstet Gynecol. 2007;19(2):191-195. 2. Berghella V et al. Obstet
Gynecol. 2005;106(1):181-189.

Cervilenz
Low Cost
Performed by Nursing,
Nurse-Midwife or Physician
In office, immediate result
FDA approved
Cervical Portio length measurement
performed under direct visualization with a
speculum
Measuring probe advanced along the
outer aspect of the body of the cervix until
examiner perceives gentle resistance of
the vaginal apex
Cervical flange placed against the cervix,
Cervilenz locked
Measurements at the left and right
quadrants of the cervix

Cervilenz Measurements
Correlate to TVU
Left and right lateral Cervilenz measures were highly correlated to each other (r=0.95)
Cervilenz mean lateral measurement of <30mm predicted short cervix
(<30 mm) by transvaginal ultrasound
 Sensitivity 88%
 Specificity 92%
Cervilenz represents potential screening tool for patients who may benefit from transvaginal ultrasound
J Reprod Med. 2007 May;52(5):385-9.

Cervilenz Measurements are
More Accurate than Digital Exam
Blinded comparison of objective Cervilenz measurement and digital exam cervical length in patients presenting with signs and symptoms of preterm labor
Digital cervical length was significantly less than Cervilenz (2.88 vs 3.40 cm; P < .001), and in 36% of subjects, this difference exceeded 1 cm.
Digital assessment underestimates cervical length, whereas the
Cervilenz device permits a visualized and objective cervical length measure in patients with preterm labor.
Am J Obstet Gynecol. 2009 May;200(5):e37-9.

Efficacy of Progesterone for
Patients with Short Cervical
Length

Natural Progesterone Efficacy:
Cervical Length ≤15 mm: Fonesca et al 2007
Fonseca EB et al, for the Fetal Medical Foundation Second Trimester Screening Group. N Engl J Med.
2007;357(5):462-469.
•Progesterone
 reduces the risk of
 spontaneous
 delivery before 34
 weeks by 44.2%
Kaplan-Meier Plot of the
Probability of Continued
Pregnancy Without Delivery
Among Patients Receiving
Vaginal Progesterone as
Compared With Placebo
P=.02
Placebo
Progesterone
No. at Risk for Spontaneous Birth
Progesterone	125	125	122	118	114	112	107	103	99
Placebo	125	121	119	115	109	105	98	87	80
0
160
100
Gestational Age (d)
0
240
230
220
210
200
190
180
170
60
70
80
90

Vaginal Progesterone Gel: Decrease in Risk
for Early PTB in Patients With a Short Cervix
  De Franco et al
Planned secondary
analysis evaluating
efficacy of daily vaginal
progesterone gel in
patients with midtrimester
short cervix
 Frequency of PTB in
 patients with
 short cervix (≤28
 mm) at baseline
DeFranco EA et al. Ultrasound Obstet Gynecol. 2007;30(5):697-705.
0.8
0.0
0.4
0.6
0.2
1.0
Placebo (n=27)
Progesterone (n=19)
Time (wk)
21
23
25
27
29
31
33
35
37

• Fonseca trial demonstrated vaginal
 progesterone effective in patients with
 cervical length ≤15 mm
• DeFranco trial suggests vaginal
 progesterone may work in patients with
 longer cervical length (<28 mm)
Implications of Fonseca and
DeFranco Trials

The Ongoing Short Cervix Trial
• Our center (Harbor-UCLA) participated in
 both of the Columbia Trials of Vaginal
 Progesterone
• Cervilenz Inc is performing several studies
 examining the determination of cervical
 length and preterm birth outcomes
• Promising prospects for prevention of
 preterm birth via cervical length screening
 and progesterone therapy for patients
 with short cervix

Lee P. Shulman, MD
Anna Ross Lapham Professor
Chief, Division of Reproductive Genetics
Feinberg School of Medicine
Department of Obstetrics and Gynecology
Northwestern University
Chicago, Illinois

35.1% increase since 1981
PTB, preterm birth.
1. Martin JA et al. Natl Vital Stat Rep. 2006;55(1):1-101.
2. Hamilton BE. http://www.cdc.gov/nchs/products/pubs/pubd/hestats/prelimbirths05/prelimbirths05.htm.
 Accessed November 19, 2008.
3. Healthy People et al. http://www.healthypeople.gov/document/html/objectives/16-11.htm. Accessed November 19, 2008.

 ¨ Mortality
 ¡ Markedly increased risk compared with
 term infants1,2
 ú 16-fold higher for infants born at 28 to
 31 weeks
 ¨ Morbidity
 ¡ Acute respiratory, GI, immunologic, and
 CNS complications1,3
 ¨ Significant economic and emotional
 costs1,3
GI, gastrointestinal; CNS, central nervous system.
• Kramer MS et al JAMA. 2000;284(7):843-849.
• Callaghan WM et al. Pediatrics. 2006;118(4):1566-1573.
• Institute of Medicine. Preterm Birth: Causes, Consequences, and Prevention. http://books.nap.edu/catalog.php?record_id=11622#toc.
 Accessed November 19, 2008

 ¨ Neurodevelopmental
 disabilities
 ¨ Altered pulmonary
 function
 ¨ Metabolic and
 cardiovascular risk
1. Institute of Medicine. Preterm Birth: Causes, Consequences, and Prevention. http://books.nap.edu/catalog.php?record_id=11622#toc.
 Accessed November 19, 2008

 ¨ Prior history of SPTB1
 ¨ Multiple gestation1
 ¨ Cervical insufficiency, uterine
 abnormalities2
 ¨ African American ethnicity1,3
 ¨ Low prepregnancy weight1,3
 ¨ Maternal age <17 and >35 years1,3
 ¨ Low socioeconomic status1,3
 ¨ Maternal stress1
 ¨ Cigarette smoking,1,3 drug abuse1
 ¨ Vaginal bleeding in more than 1
 trimester1
 ¨ Anemia1
1. Iams JD. Clin Perinatol. 2003;30(4):651-664.
2. Goldenberg RL et al. Am J Public Health. 1998;88(2):233-238.
3. ACOG Committee on Practice Bulletins—Obstetrics. Number 31, October 2001. Obstet Gynecol. 2001;98(4):709-716.

>50% of women who deliver preterm
do not have identifiable risk factors
Kramer MS. Bull World Health Organ. 1987;65(5):663-737.

“Improved methods for the
identification of women at
increased risk of preterm labor
both before pregnancy and
in the first and second
trimesters are needed.”
Institute of Medicine. Preterm Birth: Causes, Consequences, and Prevention. http://books.nap.edu/catalog.php?record_id=11622#toc.
Accessed November 19, 2008

Preterm Delivery <35 Weeks
50
40
30
20
10
0
0
20
40
60
80
CL (mm)*
*CL was measured at 24 weeks..
Iams JD et al. N Engl J Med. 1996;334(9):567-572.

 ¨ Estimated annual societal economic burden in the
 United States: >$26.2 billion ($51,600 for every infant
 born preterm)
 ¨ Average hospital length of stay
Term infant	1.5 days
Preterm infant	13 days
Term infant	$3325
Preterm infant	$32,325
March of Dimes. http://www.marchofdimes.com/prematurity/21198_10734.asp. Accessed November 19, 2008.

Time of Delivery (wk)	Prochieve® 8%	Placebo
<32	7%	19%
32-34	19%	22%
35-36	12%	14%
≥37	62%	45%
*Nine patients did not have a prior PTB.

Time of Delivery (wk)	Neonatal ($)	Maternal ($)	Total ($)
<32	69,026	7,216	76,242
32-34	10,373	4,251	14,625
35-36	3,197	3,212	6,409
≥37	1,295	2,565	3,860
Gilbert WM et al. Obstet Gynecol. 2003;102(3):488-492.

 ¨ The Consequences of PTB are
 ¡ Severe for the Family
 ¡ Costly for Healthcare, and
 ¡ The trend is worrisome

 ¨ Preliminary Data suggests that identification
 and treatment of short cervix may improve
 outcomes and decrease cost

Frank Condella
Interim CEO

Behrman RE et al. In: Behrman RE, Butler AS, eds. Preterm Birth: Causes, Consequences, and
Prevention. Washington, DC: The National Academies Press; 2006:329-354.
Lost household and
market productivity
$5.7 billion
Maternal delivery costs
$1.9 billion
Children’s early intervention
services
$611 million
Infant Costs
Special education services
$1.1 billion
Medical care services
$16.9 billion
~$51,600 Per Preterm Infant

Strengths
 } Conclusive secondary analysis with statistically significant patient outcomes
 } Reduce significant healthcare cost
 } Impact devastating effects on otherwise helpless infants, mothers and families
 } Policy & PR support, with positive trial results from powerful government &
 lobby groups
 ◦ March of Dimes
 ◦ NIH
 ◦ Office of the Surgeon General
 ◦ ACOG
 } Fonseca positive short cervix trial data at 1.5 cm
 } 12 year safety record developed in ART

$1.7+ Billion Total Market Opportunity
$225+ million
market potential
4.3 Million Births Annually
>2.5 - 3.0 cm
(20%)
$1.1+ billion
market potential
> 2.0 - 2.5 cm
(6%)
1.0 - 2.0 cm
(4%)
$340+ million
market potential
16 weeks X $83.31 week =
$1,333 per patient

 } A Short Cervix is the Most Powerful Predictor of Preterm
 Birth
 } Cervical Length Should be Measured in All Women in Mid-
 Pregnancy
 } Progesterone is the Most Promising Treatment to Improve
 Infant Outcomes in Women with a Short Cervix
 } The Prematurity Rate is Increasing
 } The Consequences of Prematurity are Severe
 } Effective Treatments Will have a Huge Economic Impact

 Life Cycle Management
 & Intellectual Property
 Michael McGrane
 Senior Vice President & General Counsel

 } Progesterone delivery patent  à Sept. 2013
 ◦ U.S. Patent No. 5,543,150
 } Maintain FDA Exclusivity
 ◦ Petition FDA to convince the agency that:
 – Clinical endpoints, not blood levels, are required to
 demonstrate bio-equivalence for a generic gel
 – A clinical endpoint requires a non-inferiority study in
 hard to treat infertility subjects
 – Clinical trials in infertility take significant time and
 money
 } Convert market to patented next generation
 Crinone

 } Progesterone delivery patent   à 2013
 ◦ Patent No. 5,543,150
 } Progressive hydration patent  à 2019
 ◦ Patent No. 6,248,358
 } Non-inferiority clinical study in approved
 indications to support approval
 } Promote next generation to replace gel

 } Progesterone delivery patent   à 2013
 ◦ Patent No. 5,543,150
 } Progressive hydration technology à 2019
 ◦ Patent No. 6,248,358
 } PTB/Short Cervix (patent pending)  à 2028
 ◦ Patent Application No. US-2008/0188829
 -A1

 } PTB/Short Cervix (patent pending)
 ◦ Priority date     February 2007
 ◦ US patent filed     February 2008
 ◦ If granted, patent protection to  February 2028
 ◦ Claims a method to:
 – Identify pregnant women with a short cervix
 – Prevent preterm birth by administering progesterone to
 minimize the shortening or effacing of the cervix
 – Administer progesterone by any route
 – Deliver in a broad range of doses
 – Include both natural progesterone and synthetic progestins
 ◦ Patent applications filed worldwide

 Financial Update
 Lawrence Gyenes
 Senior Vice President & Chief Financial Officer

Recent market price (1/21/10)	$1.24
Market capitalization	$ 81.4 million
Cash and equivalents (12/31/09)	$ 14.7 million
Long-term Obligations: • PharmaBio royalty loan due 11/30/10 - extendable one year • Subordinated 8% convertible notes due 12/31/11 - convertible @ $5.25	$16.4 million $40.0 million

 The Plan Going Forward
 Frank Condella

 } U.S. Commercial Organization successfully growing
 Crinone 8% in infertility
 + New clinical data should continue to drive switch from
 injectable forms
 − Single product offering vs broader product portfolio by
 larger, competitive companies
 } Good royalty stream from Crinone international
 sales through Merck Serono
 } Small contribution from Striant
 } Large PTB opportunity if positive results from
 PREGNANT trial

 } R&D spend focused on PTB opportunity
 } Drug delivery technologies are relevant and
 have other potential applications
 } Scarce financial resources inhibit ability to
 acquire additional products or develop
 pipeline

 } Process ongoing for several months
 } Contacted large universe of potential partners
 (50+)
 } 10 companies entered CDA to gain additional
 information
 } Six term sheets received
 } Three viable opportunities
 } Active negotiation ongoing

 } Strengthen balance sheet immediately
 } Preserve upside of PTB for shareholders
 } Partner would bring:
 ◦ Financial Strength
 ◦ Strong marketing capability
 ◦ Synergistic development & regulatory capabilities
 } Allow aggressive lifecycle management activities
 } Provide resources to expand product
 development capabilities

 } Grow Crinone U.S. Sales
 } Conclude partnership negotiations
 } Continue international sales growth of
 Crinone with Merck Serono
 } Complete PREGNANT trial
 } Pursue FDA approval of
 Crinone/Prochieve for PTB
 } Partner Striant to grow sales and expand
 labeling

 } Focus on maximizing PTB opportunity and
 return on investment for shareholders
 } Utilize proven proprietary drug delivery
 systems to develop new products to address
 health needs of women
 } Selectively pursue other development
 opportunities outside women’s health utilizing
 platform technologies
 ◦ Expand use of progressive hydration technology for
 extended release products
 ◦ Pursue label expansion on Striant

} Technology that uses bioadhesion to
administer medication to patients in a
targeted fashion
} Polycarbophil-based, non-
immunogenic (hypo-allergenic)
polymer
} Adheres to mucosal surface and
discharged upon normal cell turnover
◦ Oral mucosa for up to 24 hours
◦ Vaginal epithelium for 72+ hours
} Enables controlled and sustained
drug release
} Able to deliver broad range of
compounds to address numerous
therapeutic areas
Polycarbophil: a water-
swellable, water-
insoluble polymer with
numerous negative
charges that
permit hydrogen
bonding with the cell
surface
Active entrapped in
the cross-linked
polymer polycarbophil
Sustained release of
active to tissue

Product	Indication	Clinical	Market Potential/ Current Market Size
Crinone/Prochieve 8% Vaginal Gel	Reduce risk of preterm birth in women with a short cervix in mid- pregnancy	Pivotal Phase III	$1.7 billion (US)
Crinone/Prochieve 8% Next generation	Life Cycle Management Program in ART	Non-inferiority Trials versus Vaginal Gel	$300 + million (US)
Crinone/Prochieve 8% Next Generation	Life Cycle Management Program in Prevention of Preterm Birth	Non-inferiority Trial versus Vaginal Gel	$2.5 billion1 (US & ex- US)
Carbamide Peroxide Vaginal Tablet	Treatment and prevention of bacterial vaginosis	Preclinical Work Complete	$200+ million (US)
Infertility Product Sub-cutaneous	Non-progesterone ART	In-process	$500 million (US)
Testosterone Vaginal delivery	Fibroid reduction	Phase I Work In Progress	$1.2 billion (US)
Anesthetic Vaginal Gel	Treatment of Chronic Pelvic Pain (CPP)	Pilot Clinical Work Complete	$1.5 billion (US)
1. Figure includes $1.7 billion in US & $0.8 billion is ex-US
2. All products but the infertility product utilize the Columbia bioadhesive technology

Therapeutic Area	Indication
Hormone Replacement Therapy	Prevent endometrial hyperplasia associated with estrogen use in menopausal women
Osteoporosis	Three potential drugs identified
Smoking Cessation	One potential drug identified
Oncology	Three potential drugs identified
Deep Vein Thrombosis	Three potential drugs identified
Coagulation Disorder	One potential drug identified
Anti-emetic	One potential drug identified
1. Current markets sizes for the potential drugs identified above range from
 $100 million to $1.5 billion
2. All products utilize the Columbia bioadhesive technology

 } Progesterone delivery (2013)
 } First Uterine Pass Effect (2018)
 } Progressive hydration for extended release(2019)
 } pH buffering to prevent preterm labor (2018)
 } Treatment of endometriosis/infertility with β-adrenergic
 agonists (2020)
 } Carbamide Peroxide for bacterial vaginosis (2022)
 } Local anesthetic for chronic pelvic pain (2022) pending
 } Extended release ionic treating agents (2023) pending
 } Progesterone for prevention of preterm birth (2028) pending

 } Focused on women’s healthcare
 } Building Crinone 8% progesterone vaginal gel
 infertility franchise - U.S. & International
 } Active Partnership Negotiations
 } Pursuing preterm birth due to short cervix
 opportunity
 ◦ $1.7B market potential in the U.S.
 ◦ Reducing healthcare costs by billions annually
 } Capability to develop additional high-value products

 Q & A

Analyst & Investor Day
January 28, 2010
Specialty Pharmaceuticals for
Women’s Healthcare Needs